UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
September 28, 2015
Date of Report (Date of earliest event reported)
ENERGY TRANSFER EQUITY, L.P.
(Exact Name of Registrant as Specified in its Charter)

Delaware	1-32740	30-0108820
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3738 Oak Lawn Avenue Dallas, TX 75219
(Address of principal executive offices)

(214) 981-0700 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
On September 28, 2015, Energy Transfer Equity, L.P. (“ETE”), Energy Transfer Corp LP (“ETC”), ETE Corp GP, LLC (“ETC GP”), LE GP, LLC (“LE”), Energy Transfer Equity GP, LLC (“ETE GP”) and The Williams Companies, Inc. (“Williams” or “WMB”) entered into an Agreement and Plan of Merger (the “Merger Agreement”). The Merger Agreement provides that WMB will be merged with and into ETC (the “Merger”), with ETC surviving the Merger. ETE formed ETC as a limited partnership that will elect to be treated as a corporation for U.S. federal income tax purposes.
At the effective time of the Merger, each issued and outstanding share of common stock of WMB (the “WMB Common Stock”) (other than WMB shares held by WMB, subsidiaries of WMB, ETC and its affiliates and shares for which the holder thereof has perfected appraisal rights under Delaware law) will be cancelled and automatically converted into the right to receive, at the election of each holder and subject to proration as set forth in the Merger Agreement:

•	$8.00 in cash and 1.5274 common units representing limited partnership interests in ETC (“ETC common shares”) (the “Mixed Consideration”);

•	1.8716 ETC common shares (the “Stock Consideration”); or

•	$43.50 in cash (the “Cash Consideration”).

WMB stockholders that elect to receive the Stock Consideration or the Cash Consideration will be subject to proration to ensure that the aggregate number of ETC common shares and the aggregate amount of cash paid in the Merger will be the same as if all electing shares received the Mixed Consideration. In addition, WMB is entitled to declare a special one-time dividend of $0.10 per share of WMB common stock, to be paid immediately prior to the closing of the Merger and contingent upon consummation of the Merger (the “Pre-Merger Special Dividend”).
Immediately following the effective time of the Merger, LE will merge with and into ETE GP (the “GP Merger”), with ETE GP continuing as the surviving limited liability company in the GP Merger and as the general partner of ETE. ETC will serve as the managing member of the ETE GP.
Concurrently with the effective time of the GP Merger, ETC, as the surviving entity in the Merger, will contribute to ETE all of the assets and liabilities of WMB in exchange for the issuance by ETE to ETC of a number of ETE Class E common units equal to the number of ETC common shares issued to the WMB stockholders in the Merger (the “Contribution,” and together with the Merger and the other transactions contemplated by the Merger Agreement, the “Transactions”).
In connection with the Transactions, ETE will subscribe for a number of ETC common shares at the transaction price, in exchange for the amount of cash needed by ETC to fund the cash portion of the merger consideration (the “Parent Cash Deposit”), and, as a result, will own approximately 19% of the outstanding ETC common shares immediately after the Effective Time.

1

Each ETC common share issued in the Merger, as well as the ETC common shares issued to ETE in connection with the Parent Cash Deposit, will have attached to it one contingent consideration right (a “CCR”). The CCR will provide that in the event that the daily volume weighted average trading price of ETC common share for the 23-month period following the 20th trading day after the closing of the Merger (the “Measurement Period”) is less than the daily volume weighted average trading price of ETE common units during the Measurement Period, then ETC will make a one-time payment in an amount equal to such difference (the “Shortfall Amount”). Any Shortfall Amount will be settled in ETC common shares or cash at ETE’s election, and ETE will issue a proportionate amount of ETE Class E common units to ETC. If, however, the daily volume weighted average trading price of ETC common shares during the Measurement Period is equal to or greater than the daily volume weighted average trading price of ETE common units during the Measurement Period, then the CCR will expire with no value. Moreover, in the event that the daily volume weighted average trading price of ETC common shares during the Measurement Period is greater than the daily volume weighted average trading price of ETE common units during the Measurement Period, then ETC will return to ETE a portion of the ETE Class E common units held by it based on the amount of such difference, thereby reducing ETC’s ownership interest in ETE. The CCRs will automatically terminate prior to the end of the Measurement Period, without any payment to the holder of the CCRs or any payment between ETC and ETE, if (1) the daily volume weighted average trading price of ETC common shares is greater than the daily volume weighted average trading price of ETE common units for 20 consecutive trading days; and (2) no Shortfall Amount would be payable at the end of that 20-trading day period if the Shortfall Amount were calculated using a Measurement Period that commenced on the 20th trading day after the closing of the Merger and ending on such 20th trading day. The CCRs will trade with the ETC common shares and will not be separable or separately traded and have no separate voting rights. The terms of the CCR are fully described in the form of CCR Agreement attached to the Merger Agreement as Exhibit H.
The receipt of the merger consideration is expected to be tax-free to the WMB stockholders, except with respect to any cash received.
Each WMB stock option that is outstanding immediately prior to the effective time of the Merger will be equitably adjusted immediately prior to the effective time of the Merger by reducing the exercise price thereof by an amount equal to the Pre-Merger Special Dividend, contingent on the consummation of the Merger. At the effective time of the Merger, each unexercised WMB stock option that is outstanding immediately prior to the Effective Time will be assumed by ETC and converted into a cash-settled stock appreciation right, on the same terms and conditions as were applicable under the corresponding WMB stock option, with the number of shares and exercise price adjusted to preserve the aggregate intrinsic value of the original WMB stock option as measured immediately before and immediately after the closing, subject to rounding.
At the effective time of the Merger, each WMB restricted stock unit (including WMB performance stock units) and deferred stock unit that is outstanding immediately prior to the effective time of the Merger will be assumed by ETC and converted into a cash-settled restricted stock unit or deferred stock unit, as applicable, on the same terms and conditions as were applicable under the corresponding WMB restricted stock unit or deferred stock unit, as applicable, with the number of shares adjusted based on the Stock Consideration ratio. In addition, with respect to each WMB performance stock unit, performance conditions will generally be deemed to be satisfied at target (in the case of WMB performance stock units) or the greater of target and actual performance (in the case of WMB leveraged performance stock units) and, following the effective time of the Merger, the vesting of the award will be time-based and subject to continued employment through the end of the applicable performance period. Holders of WMB restricted stock units and deferred stock units will also be entitled to receive upon settlement of the unit (1) the Pre-Merger Special Dividend and payment of any other accrued dividend equivalents and (2) if such unit settles after the end of the CCR Measurement Period, an amount in cash equal to the Shortfall Amount.
Completion of the Transactions is subject to the satisfaction or waiver of a number of customary closing conditions as set forth in the Merger Agreement, including approval of the Merger by WMB’s stockholders, receipt of required regulatory approvals in connection with the Transactions, including the expiration or termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and effectiveness of a registration statement on Form S-4 registering the ETC common shares (and attached CCRs) to be issued in connection with the Transactions.
The Merger Agreement may be terminated under certain limited circumstances, including the right of either party to terminate the Merger Agreement if the Merger does not occur by June 28, 2016 (which date may be extended by ETE or WMB to September 28, 2016 to permit additional time to receive the required regulatory approvals) or if there is a final, non-appealable legal restraint in place preventing or making illegal consummation of the Transactions or if Williams’ stockholders fail to approve the Merger. ETE also has the right to terminate the Merger Agreement due to the withdrawal or adverse change of the recommendation by the board of directors of WMB of the Merger and WMB has the right to terminate the Merger Agreement to accept a superior proposal, subject to WMB’s compliance with certain covenants. WMB has agreed not to directly or indirectly solicit competing acquisition proposals or, subject to certain exceptions with respect to unsolicited proposals, to enter into discussions concerning, or provide confidential information in connection with, any alternative business combinations. A termination fee of $1.48 billion will be payable by WMB to ETE in connection with the termination of the Merger Agreement by WMB to accept a superior proposal, by ETE due to a change in the Williams board’s recommendation of the Merger to WMB stockholders and certain other triggering events. The Merger Agreement also provides that, in connection with a termination of the Merger Agreement under specified circumstances, ETE will be required to pay WMB a termination fee of $410 million as reimbursement for a portion of the termination fee that was paid by WMB to Williams Partners, L.P. (“WPZ”) in connection with the termination of the previously announced merger agreement, dated May 12, 2015 (the “WPZ Merger Agreement”), by and among WMB, WPZ, WPZ GP LLC and SCMS LLC, which termination occurred by mutual agreement of the parties thereto prior to the execution of the Merger Agreement by WMB, ETE and the other parties thereto.
The foregoing description of the Merger Agreement and the Transactions does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement and the exhibits thereto, which is filed as Exhibit 2.1 hereto and incorporated herein by reference.

The Merger Agreement has been attached as an exhibit to this report to provide investors and security holders with information regarding its terms. It is not intended to provide any other factual information about the parties thereto or to modify or supplement any factual disclosures about ETE or Williams in their public reports filed with the U.S. Securities and Exchange Commission (the “SEC”). The Merger Agreement includes representations, warranties and covenants of the parties thereto made solely for purposes of the Merger Agreement and solely for the benefit of the parties to the Merger Agreement, and which may be subject to important qualifications and limitations agreed to by the parties in connection with the negotiated terms of the Merger Agreement. Investors should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the parties to the Merger Agreement or any of their respective subsidiaries or affiliates. Moreover, some of those representations and warranties may not be accurate or complete as of any specified date, may be subject to a contractual standard of materiality different from those generally applicable to the SEC filings of the parties or may have been used for purposes of allocating risk among the parties to the Merger Agreement rather than establishing matters as facts.
Financing Commitment

On September 28, 2015, ETE entered into a bridge commitment letter (the “Commitment Letter”) with Morgan Stanley Senior Funding, Inc., Citigroup Global Markets Inc., Deutsche Bank AG Cayman Islands Branch, Deutsche Bank Securities Inc., J.P. Morgan Securities LLC, JPMorgan Chase Bank, N.A., Royal Bank of Canada, UBS AG, Stamford Branch and UBS Securities LLC (collectively, the “Commitment Parties”). Pursuant to the Commitment Letter, the Commitment Parties have committed to provide a 364-day senior bridge term loan credit facility in an aggregate principal amount of $6.05 billion (or such lesser amount that ETE may elect to borrow). The commitment is subject to customary conditions for commitments of this type, including the execution of satisfactory definitive documentation.
A copy of the Commitment Letter is filed as Exhibit 99.1 to this report and is incorporated herein by reference. The foregoing description of the Commitment Letter and the transactions contemplated thereby does not purport to be complete and is qualified in its entirety by reference to the Commitment Letter.
Forward-looking Statements

This communication may contain forward-looking statements. These forward-looking statements include, but are not limited to, statements regarding the merger of ETE and Williams, the expected future performance of the combined company (including expected results of operations and financial guidance), and the combined company's future financial condition, operating results, strategy and plans.  Forward-looking statements may be identified by the use of the words "anticipates," "expects," "intends," "plans," "should," "could," "would," "may," "will," "believes," "estimates," "potential," "target," "opportunity," "designed," "create," "predict," "project," "seek," "ongoing," "increases" or "continue" and variations or similar expressions. These statements are based upon the current expectations and beliefs of management and are subject to numerous assumptions, risks and uncertainties that change over time and could cause actual results to differ materially from those described in the forward-looking statements.  These assumptions, risks and uncertainties include, but are not limited to, assumptions, risks and uncertainties discussed in the most recent Annual Report on Form 10-K and Quarterly Report on Form 10-Q for each of ETE, Energy Transfer Partners L.P. (“ETP”), Sunoco Logistics Partners L.P. (“SXL”), Sunoco LP (“SUN”), WMB and WPZ filed with the U.S. Securities and Exchange Commission (the "SEC") and assumptions, risks and uncertainties relating to the proposed transaction, as detailed from time to time in ETE’s, ETP’s, SXL’s, SUN’s, WMB’s and WPZ’s filings with the SEC, which factors are incorporated herein by reference. Important factors that could cause actual results to differ materially from the forward-looking statements we make in this communication are set forth in other reports or documents that ETE, ETP, SXL, SUN, WMB and WPZ file from time to time with the SEC include, but are not limited to: (1) the ultimate outcome of any business combination transaction between ETE and ETC and Williams; (2) the ultimate outcome and results of integrating the operations of ETE and Williams, the ultimate outcome of ETE’s operating strategy applied to Williams and the ultimate ability to realize cost savings and synergies; (3) the effects of the business combination transaction of ETE, ETC and Williams, including the combined company's future financial condition, operating results, strategy and plans; (4) the ability to obtain required regulatory approvals and meet other closing conditions to the transaction, including approval under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and Williams stockholder approval, on a timely basis or at all; (5) the reaction of the companies’ stockholders, customers, employees and counterparties to the proposed transaction; (6) diversion of management time on transaction-related issues; (7) unpredictable economic conditions in the United States and other markets, including fluctuations in the market price of ETE common units and ETC common shares; (8) the ability to obtain the intended tax treatment in connection with the issuance of ETC common shares to Williams stockholders; and (9) the ability to maintain ETP’s, SXL’s, SUN’s, Williams’ and WPZ’s current credit ratings. All forward-looking statements attributable to us or any person acting on our behalf are expressly qualified in their entirety by this cautionary statement.  Readers are cautioned not to place undue reliance on any of these forward-looking statements. These forward-looking statements speak only as of the date hereof.  Neither ETE nor WMB undertakes no obligation to update any of these forward-looking statements to reflect events or circumstances after the date of this communication or to reflect actual outcomes.

Additional Information
This communication does not constitute an offer to buy or solicitation of an offer to sell any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended. This communication relates to the entry by ETE and Williams into definitive agreements for a combination of the two companies. In furtherance of this proposal and subject to future developments, ETE, ETC and Williams may file one or more registration statements, proxy statements or other documents with the SEC. This communication is not a substitute for any proxy statement, registration statement, prospectus or other document ETE, ETC or Williams may file with the SEC in connection with the proposed transaction.  INVESTORS AND SECURITY HOLDERS OF ETE AND WILLIAMS ARE URGED TO READ THE PROXY STATEMENT(S), REGISTRATION STATEMENT, PROSPECTUS AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY IN THEIR

ENTIRETY IF AND WHEN THEY BECOME AVAILABLE AS THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED BUSINESS COMBINATION TRANSACTION.  Any definitive proxy statement(s) (if and when available) will be mailed to stockholders of Williams. Investors and security holders will be able to obtain free copies of these documents (if and when available) and other documents filed with the SEC by ETE, ETC and Williams through the web site maintained by the SEC at http://www.sec.gov. Copies of the documents filed by ETE and ETC with the SEC will be available free of charge on ETE’s website at www.energytransfer.com or by contacting Investor Relations at 214-981-0700 and copies of the documents filed by Williams with the SEC will be available on Williams’ website at investor.williams.com.

ETE and its directors, executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding the directors and officers of ETE’s general partner is contained in ETE’s Annual Report on Form 10-K filed with the SEC on March 2, 2015 (as it may be amended from time to time). Additional information regarding the interests of such potential participants will be included in the proxy statement/prospectus and other relevant documents filed with the SEC if and when they become available. Investors should read the proxy statement/prospectus carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents from ETE using the sources indicated above.

Williams and its directors, executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding the directors and officers of Williams is contained in Williams’ Annual Report on Form 10-K filed with the SEC on February 25, 2015 (as it may be amended from time to time). Additional information regarding the interests of such potential participants will be included in the proxy statement/prospectus and other relevant documents filed with the SEC if and when they become available. Investors should read the proxy statement/prospectus carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents from Williams using the sources indicated above.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Exhibit	Description
2.1*	Agreement and Plan of Merger, dated as of September 28, 2015, among Energy Transfer Corp LP, ETE Corp GP, LLC, Energy Transfer Equity, L.P., LE GP, LLC, ETE GP, LLC and The Williams Companies, Inc.
99.1
Commitment Letter, dated as of September 28, 2015, among Energy Transfer Equity, L.P., Morgan Stanley Senior Funding, Inc., Citigroup Global Markets Inc., Deutsche Bank AG Cayman Islands Branch, Deutsche Bank Securities Inc., J.P. Morgan Securities LLC, JPMorgan Chase Bank, N.A., Royal Bank of Canada, UBS AG, Stamford Branch and UBS Securities LLC

* Certain schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. A copy of any omitted schedule will be furnished supplementally to the SEC upon request.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
ENERGY TRANSFER EQUITY, L.P.
By: LE GP, LLC,
its general partner
/s/ John W. McReynolds
John W. McReynolds
President
Date: September 28, 2015

EXHIBIT INDEX

Exhibit	Description
2.1*	Agreement and Plan of Merger, dated as of September 28, 2015, among Energy Transfer Corp LP, ETE Corp GP, LLC, Energy Transfer Equity, L.P., LE GP, LLC, ETE GP, LLC and The Williams Companies, Inc.
99.1
Commitment Letter, dated as of September 28, 2015, among Energy Transfer Equity, L.P., Morgan Stanley Senior Funding, Inc., Citigroup Global Markets Inc., Deutsche Bank AG Cayman Islands Branch, Deutsche Bank Securities Inc., J.P. Morgan Securities LLC, JPMorgan Chase Bank, N.A., Royal Bank of Canada, UBS AG, Stamford Branch and UBS Securities LLC

* Certain schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. A copy of any omitted schedule will be furnished supplementally to the SEC upon request.